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                     SUPPLEMENT DATED NOVEMBER 19, 2018 TO

                       PROSPECTUS DATED MAY 1, 2018 FOR

        SCHEDULED PURCHASE PAYMENT VARIABLE DEFERRED ANNUITY CONTRACTS

                                   ISSUED BY

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                                  THROUGH ITS

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

This supplement updates certain information contained in your prospectus. Please read it carefully and keep it with your prospectus for future reference.

Immediate Installment Account Closed to New Allocations

Effective January 1, 2019, Flexible Purchase Payments will no longer be accepted for allocation into the Immediate Installment Account. This means that any Flexible Purchase Payment that is received on or after January 1, 2019 will be allocated to the Guarantee Account. We will return the portion of any Flexible Purchase Payment that is more than the amount needed to pay all remaining Scheduled Installments within 7 days of receipt.

Amounts in the Guarantee Account, including any Flexible Purchase Payments allocated therein, will be used to fund Scheduled Installments. Flexible Purchase Payments that are currently allocated to the Immediate Installment Account will remain in the Immediate Installment Account and will continue to fund monthly Immediate Installments. Amounts in the Guarantee Account, including any Flexible Purchase Payments allocated therein, cannot be transferred to the Immediate Installment Account.

Waiver of Access Charges and Any Negative Market Value Adjustment to Amounts Withdrawn from the Immediate Installment Account

Effective January 1, 2019, we will waive any access charges and any negative Market Value Adjustment for amounts withdrawn from the Immediate Installment Account. Please note that surrender charges may be assessed for amounts withdrawn from the Guarantee Account and Subaccount.